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                                                             Exhibit 23.1.3

       Consent of Reconta Ernst & Young S.p.A., Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2000, in the Registration Statement (Form S-1 Amendment No. 1 No. 333-94985) and related Prospectus of Linuxcare, Inc. for the registration of 6,000,000 shares of common stock.

                                          /s/ Reconta Ernst & Young S.p.A

Milan, Italy
February 25, 2000